UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report):  August 7, 2009  (August 3, 2009)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33460 (Commission File Number)	94-1690082 (I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800
Houston, Texas 77042
 (Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions:

 ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On August 6, 2009, Geokinetics Inc., a Delaware corporation, (“Geokinetics” or the “Company”) issued a press release announcing its second quarter 2009 results.  A copy of the press release is attached as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01    Regulation FD Disclosure

On August 3, 2009, the Company issued a press release announcing its second quarter 2009 earnings conference call and webcast scheduled for August 7, 2009.  A copy of the press release is attached as Exhibit 99.2 hereto, the contents of which are incorporated herein by reference.

On August 3, 2009, the Company issued a press release announcing its participation in EnerCom, Inc.'s The 2009 Oil & Gas Conference on August 11, 2009.  A copy of the press release is attached as Exhibit 99.3 hereto, the contents of which are incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits.

(d)          Exhibits

99.1	Press Release dated August 6, 2009, announcing Geokinetics’ second quarter 2009 results.

99.2	Press Release dated August 3, 2009, announcing Geokinetics’ second quarter 2009 earnings conference call and webcast.

99.3	Press Release dated August 3, 2009, announcing Geokinetics’ participation in EnerCom, Inc.'s The 2009 Oil & Gas Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: August 7, 2009	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer